SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2007
                                                        ---------------------


                            Northfield Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


     United States                    1-33732                 42-1572539
----------------------------     -------------------    -----------------------
(State or other jurisdiction     (Commission Fiile No.)  (I.R.S. Employer
   of incorporation)               Identification No.)

     1410 St. Georges Avenue, Avenel, New Jersey                07001
     -------------------------------------------              ----------
         (Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code:  (732) 499-7200
                                                     --------------

                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


_____ Written  communications  pursuant to Rule 425 under the Securities  Act(17
      CFR 230.425)

_____ Soliciting  material pursuant to Rule 14a-12 under the ExchangeAct (17 CFR
      240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.
          -------------

     On November 5, 2007, Northfield Bancorp, Inc. issued a press release announcing that it expects to close its minority stock offering on November 7, 2007. The press release is filed as Exhibit 99 to this Current Report.





Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.

          (d)  Exhibits.

         Exhibit No.         Exhibit

              99             Press release dated November 5, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             NORTHFIELD BANCORP, INC.



DATE:  November 5, 2007               By:    \s\ Steven M. Klein
                                              -------------------------------
                                              Steven M. Klein
                                              Executive Vice President
                                              and Chief Financial Officer